SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 1997

       First Deposit National Bank on behalf of the Providian Master Trust
                   (formerly, the First Deposit Master Trust)
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    33-59922
                                    33-84844
                                    33-99462
   United States of America         333-22131                   02-0118519
-------------------------------    -----------              -------------------
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File No.)                Identification No.)

             295 Main Street
          Tilton, New Hampshire                03276
----------------------------------------     ----------
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: 603/286-4348
                                                    ------------

                       Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5. Other Events.

Exhibit 4.1 Series 1997-4 Supplement dated as of November 1, 1997 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, among First Deposit National Bank, Seller and Servicer, Providian National Bank, Seller, and Bankers Trust Company, Trustee.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                                             PROVIDIAN MASTER TRUST

                                             By:  FIRST DEPOSIT NATIONAL BANK,
                                                  Servicer


                                             By:   /s/ Robert W. Molke
                                                   ----------------------
                                                   Robert W. Molke
                                                   Vice President and Treasurer


Date: December 3, 1997

                                  EXHIBIT INDEX


Exhibit No.


     4.1 Series 1997-4 Supplement dated as of November 1, 1997 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, among First Deposit National Bank, Seller and Servicer, Providian National Bank, Seller, and Bankers Trust Company, Trustee.